UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 April 22, 2007
                                                                 --------------


                       AMERICAN REAL ESTATE PARTNERS, L.P.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-9516                 13-3398766
     ------------------                  ------                 ----------
 (State of Incorporation)             (Commission             (I.R.S. Employer
                                      File Number)           Identification No.)

                          767 Fifth Avenue, Suite 4700
                            New York, New York 10153
                            ------------------------
               (Address of principal executive offices)(Zip code)

                                 (212) 702-4300
                                 ---------------
                 (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Section 1 - Registrant's Business and Operations

         Item 1.01 Entry into a Material Definitive Agreement

On April 22, 2007, American Entertainment Properties Corp., a wholly owned subsidiary of American Real Estate Partners, L.P. ("AREP"), entered into a
Membership Interest Purchase Agreement with W2007/ACEP Holdings, LLC, an affiliate of Whitehall Street Real Estate Funds, a series of real estate investment funds affiliated with Goldman, Sachs & Co., to sell all of the issued and outstanding membership interests of American Casino & Entertainment Properties, LLC ("ACEP"), which comprises AREP's gaming operations, for $1.3 billion. ACEP's casino assets are comprised of the Stratosphere Casino Hotel & Tower, the Arizona Charlie's Decatur, the Arizona Charlie's Boulder and the Aquarius Casino Resort.

Section 9 - Financial Statements and Exhibits

         Item 9.01.        Financial Statements and Exhibits

         (d) Exhibits
         Exhibit 10.45 - Membership Interest Purchase Agreement, dated April 22, 2007, by and between W2007/ACEP Holdings, LLC and American Entertainment Properties Corp.

         Exhibit 99.1 - Press release dated April 23, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE
                                    --------------------
                                    PARTNERS, L.P.
                                    --------------
                                           (Registrant)


Date:  April 24, 2007               By:  AMERICAN PROPERTY
                                         INVESTORS, INC., its General Partner

                                      By: /s/ Keith A Meister
                                          ------------------------
                                           Keith A. Meister
                                           Principal Executive Officer